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                                                                   Exhibit 10.41


                               SECOND AMENDMENT TO
                         SENIOR SECURED CREDIT AGREEMENT

                  This Second Amendment to Senior Secured Credit Agreement (this "Amendment") is entered into as of June 22, 2000, by and among The Titan Corporation (the "Borrower"), the financial institutions party hereto (the "Lenders"), Credit Suisse First Boston, as Lead Arranger and as Administrative Agent for the Lenders (the "Administrative Agent"), First Union Securities, Inc., as Co-Arranger and as Syndication Agent (the "Syndication Agent"), and the Bank of Nova Scotia, as the Documentation Agent (the "Documentation Agent").

                                    RECITALS

                  A. The Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Senior Secured Credit Agreement dated as of February 23, 2000 (as amended to date, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement.

                  B. The Borrower has requested that the Credit Agreement be amended to permit the Borrower to make Investments in non-U.S. companies without the consent of the Required Lenders.

                  C. The Borrower and the Required Lenders have agreed to amend the Credit Agreement as follows.

                                    AGREEMENT

                  Section 1. AMENDMENT TO SECTION 8.5. (a) Section 8.5 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (i), renumbering clause (j) as clause (k) and adding a new clause (j) which will read in its entirety as follows:

         "(j) after the Closing Date, Investments in non-U.S. Persons in an amount not to exceed $35,000,000 in the aggregate over the remaining term of this Agreement; and"

                         (1) Clauses (ii) and (iii) of the proviso following
clause (k) of Section 8.5 are hereby amended to read in their entirety as follows:


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                  "(ii) no Investment otherwise permitted by CLAUSES (c), (d),
         (e), (f), (g), (j) or (k) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom; and

                  (iii) after the Closing Date the aggregate amount of acquisitions (whether pursuant to an acquisition of stock, assets constituting a business unit of any Person or all or substantially all of the assets of any Person or otherwise and including any assumed debt) by the Borrower or any Guarantor of any Person or the assets of any Person shall not exceed $100,000,000 over the remaining term of this Agreement (excluding (x) the ACS Acquisition and the acquisitions of Acquisition Two and LinCom, (y) any acquisitions made pursuant to clause (J) above and (z) the amount of any acquisition which has received the prior written consent of the Required Lenders)."

                  Section 2. AMENDMENT EFFECTIVE DATE. The Amendment Effective Date shall be the date on which all of the conditions set forth below have been satisfied (or waived by the Required Lenders):

                         (1) The Administrative Agent shall have received
counterparts of this Amendment, executed by the Borrower and the Required
Lenders.

                         (2) The Administrative Agent shall have received such
other documents and information as it shall reasonably request.

                  Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's articles of incorporation or bylaws, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.


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                  Section 4. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All
representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any of the Credit Agents or the Lenders, or any closing, shall affect the representations and warranties or the right of the Credit Agents and the Lenders to rely upon them.

                  Section 5. REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

                  Section 6. GOVERNING LAW. THIS AMENDMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

                  Section 7. EXECUTION. This Amendment may be executed in counterparts, each of which shall be an original and all of which, collectively, shall constitute one instrument.

                  Section 8. LIMITED EFFECT. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights the Lenders may have under the Credit Agreement, and shall not be considered to create a course of dealing or to otherwise obligate the Lenders to execute any amendments or grant any waivers or consents under the same or similar circumstances in the future. Section 1.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                        THE TITAN CORPORATION



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


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                                        LENDER:






                                        By:
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                                           Name:
                                           Title:



                                        By:
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                                           Name:
                                           Title: